SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

                          Date of Report: May 17, 2004

                       Citizens South Banking Corporation
               (Exact Name of Registrant as Specified in Charter)

         Delaware                       0-23971                   54-2069979
(State or other jurisdiction   (Commission File Number)       (I.R.S. Employer
      of incorporation)                                      Identification No.)

245 West Main Avenue, Gastonia, North Carolina                      28052
(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code: 704-868-5200

Item 5. Other Events

      On May 17, 2004, Citizens South Banking Corporation issued a press release to announce that the Company's Board of Directors had authorized a repurchase of up to 10% of the Company's outstanding common stock.

Item 7. Exhibits

99 Additional Exhibits:

      (a)   Stock Repurchase Press Release

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      CITIZENS SOUTH BANKING CORPORATION


DATE: May 17, 2004                    By: /s/ Kim S. Price
                                          -------------------------------------
                                          Kim S. Price
                                          President and Chief Executive Officer


                                      By: /s/ Gary F. Hoskins
                                          -------------------------------------
                                          Gary F. Hoskins
                                          Chief Financial Officer